Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and nine months ended September 30, 2015 and 2014.

Three Months Ended September 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$200.0	$157.8	$74.4	$26.8	$6.8	$(0.9)	$464.9
Depreciation and amortization	14.6	5.0	3.3	2.0	0.4	0.6	25.9
Cost of sales and selling and administrative	196.5	135.6	74.0	22.4	7.0	19.0	454.5
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.9	0.9
Other operating credits and charges, net	—	—	—	—	—	1.0	1.0
Total operating costs	211.1	140.6	77.3	24.4	7.4	21.5	482.3
Income (loss) from operations	(11.1)	17.2	(2.9)	2.4	(0.6)	(22.4)	(17.4)
Total non-operating expense	—	—	—	—	—	(11.6)	(11.6)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(11.1)	17.2	(2.9)	2.4	(0.6)	(34.0)	(29.0)
Income tax provision	—	—	—	—	—	(2.4)	(2.4)
Equity in income of unconsolidated affiliates	—	—	(2.0)	—	—	—	(2.0)
Income (loss) from continuing operations	$(11.1)	$17.2	$(0.9)	$2.4	$(0.6)	$(31.6)	$(24.6)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA
Income (loss) from continuing operations	$(11.1)	$17.2	$(0.9)	$2.4	$(0.6)	$(31.6)	$(24.6)
Income tax benefit	—	—	—	—	—	(2.4)	(2.4)
Interest expense, net of capitalized interest	—	—	—	—	—	8.4	8.4
Depreciation and amortization	14.6	5.0	3.3	2.0	0.4	0.6	25.9
EBITDA	3.5	22.2	2.4	4.4	(0.2)	(25.0)	7.3
Stock based compensation expense	0.4	0.1	0.1	—	—	1.7	2.3
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.9	0.9
Investment income	—	—	—	—	—	(0.5)	(0.5)
Other operating credits and charges, net	—	—	—	—	—	1.0	1.0
Adjusted EBITDA	$3.9	$22.3	$2.5	$4.4	$(0.2)	$(21.9)	$11.0

Three Months Ended September 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$233.4	$163.2	$77.3	$36.0	$8.3	$(0.1)	$518.1
Depreciation and amortization	15.4	4.5	4.0	2.0	0.2	0.8	26.9
Cost of sales and selling and administrative	234.4	137.9	74.8	33.7	10.5	17.6	508.9
Loss on sale or impairment of long lived assets	—	—	—	—	—	(3.6)	(3.6)
Other operating credits and charges, net	—	—	—	—	—	0.5	0.5
Total operating costs	249.8	142.4	78.8	35.7	10.7	15.3	532.7
Income (loss) from operations	(16.4)	20.8	(1.5)	0.3	(2.4)	(15.4)	(14.6)
Total non-operating expense	—	—	—	—	—	(8.7)	(8.7)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(16.4)	20.8	(1.5)	0.3	(2.4)	(24.1)	(23.3)
Benefit for income taxes	—	—	—	—	—	(3.6)	(3.6)
Equity in (income) loss of unconsolidated affiliates	—	—	(1.4)	—	—	—	(1.4)
Income (loss) from continuing operations	$(16.4)	$20.8	$(0.1)	$0.3	$(2.4)	$(20.5)	$(18.3)
Reconciliation of net income (loss) to Adjusted EBITDA
Income (loss) from continuing operations	$(16.4)	$20.8	$(0.1)	$0.3	$(2.4)	$(20.5)	$(18.3)
Benefit for income taxes	—	—	—	—	—	(3.6)	(3.6)
Interest expense, net of capitalized interest	—	—	—	—	—	8.3	8.3
Depreciation and amortization	15.4	4.5	4.0	2.0	0.2	0.8	26.9
EBITDA	(1.0)	25.3	3.9	2.3	(2.2)	(15.0)	13.3
Stock based compensation expense	0.2	0.2	0.1	—	—	1.9	2.4
Loss on sale or impairment of long lived assets	—	—	—	—	—	(3.6)	(3.6)
Investment income	—	—	—	—	—	(0.9)	(0.9)
Other operating credits and charges, net	—	—	—	—	—	0.5	0.5
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	(0.1)	(0.1)
Adjusted EBITDA from continuing operations	$(0.8)	$25.5	$4.0	$2.3	$(2.2)	$(17.2)	$11.6

Nine Months Ended September 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$601.2	$495.2	$211.2	$101.4	$21.5	$(0.9)	$1,429.6
Depreciation and amortization	43.6	15.1	9.6	6.2	1.3	2.1	77.9
Cost of sales and selling and administrative	615.2	400.8	213.0	88.4	22.7	62.2	1,402.3
Gain on sale or impairment of long lived assets	—	—	—	—	—	1.5	1.5
Other operating credits and charges, net	—	—	—	—	—	12.6	12.6
Total operating costs	658.8	415.9	222.6	94.6	24.0	78.4	1,494.3
Income (loss) from operations	(57.6)	79.3	(11.4)	6.8	(2.5)	(79.3)	(64.7)
Total non-operating expense	—	—	—	—	—	(25.7)	(25.7)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(57.6)	79.3	(11.4)	6.8	(2.5)	(105.0)	(90.4)
Income tax benefit	—	—	—	—	—	(7.7)	(7.7)
Equity in income of unconsolidated affiliates	—	—	(4.1)	—	—	—	(4.1)
Income (loss) from continuing operations	$(57.6)	$79.3	$(7.3)	$6.8	$(2.5)	$(97.3)	$(78.6)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA
Income (loss) from continuing operations	$(57.6)	$79.3	$(7.3)	$6.8	$(2.5)	$(97.3)	$(78.6)
Income tax benefit	—	—	—	—	—	(7.7)	(7.7)
Interest expense, net of capitalized interest	—	—	—	—	—	23.1	23.1
Depreciation and amortization	43.6	15.1	9.6	6.2	1.3	2.1	77.9
EBITDA from continuing operations	(14.0)	94.4	2.3	13.0	(1.2)	(79.8)	14.7
Stock based compensation expense	0.8	0.6	0.4	—	—	5.6	7.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	1.5	1.5
Investment income	—	—	—	—	—	(2.9)	(2.9)
Other operating credits and charges, net	—	—	—	—	—	12.6	12.6
Adjusted EBITDA from continuing operations	$(13.2)	$95.0	$2.7	$13.0	$(1.2)	$(63.0)	$33.3

Nine Months Ended September 30, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$652.0	$476.4	$215.4	$114.5	$24.9	$(1.9)	$1,481.3
Depreciation and amortization	42.5	13.0	12.0	6.9	0.7	2.3	77.4
Cost of sales and selling and administrative	633.3	397.5	215.1	99.1	28.3	62.3	1,435.6
Gain on sale or impairment of long lived assets	—	—	—	—	—	(4.1)	(4.1)
Other operating credits and charges, net	—	—	—	—	—	1.1	1.1
Total operating costs	675.8	410.5	227.1	106.0	29.0	61.6	1,510.0
Income (loss) from operations	(23.8)	65.9	(11.7)	8.5	(4.1)	(63.5)	(28.7)
Total non-operating expense	—	—	—	—	—	(20.8)	(20.8)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(23.8)	65.9	(11.7)	8.5	(4.1)	(84.3)	(49.5)
Income tax benefit	—	—	—	—	—	(15.9)	(15.9)
Equity in income of unconsolidated affiliates	—	—	(3.2)	—	—	—	(3.2)
Income (loss) from continuing operations	$(23.8)	$65.9	$(8.5)	$8.5	$(4.1)	$(68.4)	$(30.4)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(23.8)	$65.9	$(8.5)	$8.5	$(4.1)	$(68.4)	$(30.4)
Income tax benefit	—	—	—	—	—	(15.9)	(15.9)
Interest expense, net of capitalized interest	—	—	—	—	—	23.4	23.4
Depreciation and amortization	42.5	13.0	12.0	6.9	0.7	2.3	77.4
EBITDA from continuing operations	18.7	78.9	3.5	15.4	(3.4)	(58.6)	54.5
Stock based compensation expense	0.7	0.5	0.4	—	—	5.3	6.9
Gain on sale or impairment of long lived assets	—	—	—	—	—	(4.1)	(4.1)
Investment income	—	—	—	—	—	(4.4)	(4.4)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Other operating credits and charges, net	—	—	—	—	—	1.1	1.1
Depreciation included in equity in (income) loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$19.4	$79.4	$4.0	$15.4	$(3.4)	$(53.9)	$60.9